SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2003

ACCREDO HEALTH, INCORPORATED
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25769 (Commission File Number)	62-1642871 (IRS Employer Identification No.)

1640 Century Center Pkwy
Suite 101
Memphis, Tennessee 38134
(Address of Principal Executive Offices)

(901) 385-3688
(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.
SIGNATURES
EX-99.1 TRANSCRIPT OF CONFERENCE CALL 4/8/03

Item 9. Regulation FD Disclosure.

     On April 8, 2003, Accredo Health, Incorporated held a conference call, a transcript of which is filed herewith as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

     (c)  Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Transcript of Conference Call held on April 8, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCREDO HEALTH, INCORPORATED (Registrant)

Date:	April 8, 2003	By:	/s/ Thomas W. Bell, Jr. Thomas W. Bell, Jr. Senior Vice President and General Counsel

EXHIBIT INDEX

     The following exhibit is filed as a part of this Report.

Exhibit Number	Description

99.1	Transcript of Conference Call held on April 8, 2003.